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                                                                    EXHIBIT 99.1


                             STOCK OPTION AGREEMENT


     This STOCK OPTION AGREEMENT (the "AGREEMENT") is made and entered into as of October 6, 1999, between Rock Financial Corporation, a Michigan corporation ("COMPANY"), and Intuit Inc., a Delaware corporation ("PARENT"). Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

                                 R E C I T A L S

     A. Concurrently with the execution and delivery of this Agreement, Company, Parent, Title Source, Inc., a Michigan corporation, Merger Sub 1, Inc., a Michigan corporation and a wholly owned subsidiary of Parent ("MERGER SUB 1") and Merger Sub 2, Inc., a Michigan corporation and a wholly owned subsidiary of Parent ("MERGER SUB 2"), are entering into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), that provides, among other things, upon the terms and subject to the conditions thereof, for Company and Parent to enter into a business combination transaction (the "COMPANY MERGER").

     B. As a condition to Parent's willingness to enter into the Merger Agreement, Parent has required that Company agree, and Company has so agreed, to grant to Parent an option to acquire shares of Company Common Stock ("COMPANY SHARES"), upon the terms and subject to the conditions set forth herein.

     In consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Merger Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. Grant of Option. Company hereby grants to Parent an irrevocable option (the "OPTION"), exercisable following the occurrence of an Exercise Event (as defined in Section 2(a)), to acquire up to a number of Company Shares equal to 19.9% of the shares of Company Common Stock issued and outstanding as of the date, if any, upon which an Exercise Notice (as defined in Section 2(b) below) shall have been delivered (the "OPTION SHARES"), in the manner set forth below by paying cash at a price of $23.00 per share (the "EXERCISE PRICE").

     2.   Exercise of Option

          (a) For all purposes of this Agreement, an "EXERCISE EVENT" shall mean the occurrence of any of (i) a Triggering Event (as such term is defined in the Merger Agreement), (ii) the public announcement of an Option Acquisition Proposal (as defined below), (iii) the acquisition by any person (other than Parent, Merger Sub 1, Merger Sub 2 or any of their affiliates) or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of beneficial ownership of 20% or more of the total outstanding voting



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securities of the Company or any of its subsidiaries(provided, however, that no exercise by a shareholder of the Company as of the date of this Agreement of any Company Options that are outstanding and held by such shareholder as of the date of this Agreement shall be deemed to cause a person to be the beneficial owner of such interest of more than 20%), (iv) Company's failure to take all actions necessary to hold the Company Shareholders' Meeting as promptly as practicable, and in any event (to the extent permissible under applicable law) within 45 days after the declaration of effectiveness of the Registration Statement, (v) the termination of the Merger Agreement pursuant to (i) any of Section 8.1(f),
Section 8.1(g), or Section 8.1(h) thereof or (ii) pursuant to Section 8.1(k) thereof to the extent that such termination arises from a willful breach of a representation, warranty or covenant, or (vi) the commencement of a solicitation within the meaning of Rule 14a-1(l) by any person or entity other than Company or its Board of Directors (or any person or entity acting on behalf of Company or its Board of Directors) seeking to alter the composition of Company's Board of Directors.

          For purposes of this Agreement, "OPTION ACQUISITION PROPOSAL" shall mean any offer or proposal (other than an offer or proposal by Parent, Merger Sub 1, Merger Sub 2 or their affiliates) relating to any transaction or series of related transactions involving: (A) any purchase from the Company or acquisition by any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of more than a 20% interest in the total outstanding voting securities of the Company or any of its subsidiaries, or any tender offer or exchange offer that if consummated would result in any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning 20% or more of the total outstanding voting securities of the Company or any of its subsidiaries, or any merger, consolidation, statutory share exchange, business combination or similar transaction involving the Company (provided, however, that none of the foregoing transactions or series of related transactions described in this clause (A) shall be deemed to occur solely by virtue of the exercise by any person who is a shareholder of the Company as of the date of this Agreement of any Company Options that are outstanding and held by such shareholder as of the date of this Agreement); (B) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than 20% of the assets of the Company; or (C) any liquidation or dissolution of the Company.

          (b) Parent may deliver to Company a written notice (an "EXERCISE NOTICE") specifying that it wishes to exercise and close a purchase of Option Shares at any time following the occurrence of an Exercise Event and specifying the total number of Option Shares it wishes to acquire. The closing of a purchase of Option Shares (a "CLOSING") specified in such Exercise Notice shall take place at the principal offices of Company upon such business day as may be designated by Parent therein, but no later than the later of (1) five business days after such Exercise Notice is delivered in accordance with the terms hereof, and (2) one business day after the conditions of closing are satisfied or waived.

          (c) The Option shall terminate upon the earliest to occur of (i) the Effective Time (as such term is defined in the Merger Agreement), (ii) termination of the Merger Agreement pursuant to either Section 8.1(a) or 8.1(i) thereof, (iii) termination of the Merger


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Agreement pursuant to Section 8.1(b) or 8.1(d) thereof if prior thereto no
Exercise Event shall have occurred, or (iv) 12 months following the termination of the Merger Agreement under any other circumstances; provided, however, that if the Option is exercisable but cannot be exercised by reason of any applicable government order or because the waiting period related to the issuance of the Option Shares under the HSR Act shall not have expired or been terminated, or because any other condition to closing has not been satisfied, then the Option shall not terminate until the tenth business day after such impediment to exercise shall have been removed or shall have become final and not subject to appeal.

          (d) If Parent receives proceeds in connection with any sales or other dispositions of Option Shares or the Option (including by surrendering the option pursuant to Section 9 hereof), plus any dividends (or equivalent distributions under Section 8(a) hereof) received by Parent declared on Option Shares, then, to the extent that the sum of (i) such proceeds, plus (ii) the sum of (a) any Termination Fee, plus (b) any Additional Fee, exceeds the sum of (1) Eighteen Million Five Hundred Thousand Dollars ($18,500,000) plus (2) the Exercise Price multiplied by the number of Company Shares purchased by Parent pursuant to the Option, then all proceeds to Parent in excess of such sum shall be promptly remitted in cash by Parent to Company.

     3. Conditions to Closing. The obligation of Company to issue Option Shares to Parent hereunder is subject to the conditions that (a) any waiting period under the HSR Act applicable to the issuance of the Option Shares hereunder shall have expired or been terminated, (b) all material consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Governmental Entity, if any, required in connection with the issuance of the Option Shares hereunder shall have been obtained or made, as the case may be, and (c) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect. It is understood and agreed that upon delivery to Company of an Exercise Notice, the parties will use their respective reasonable efforts to satisfy all conditions to Closing so that a Closing may take place as promptly as practicable.

     4. Closing. At any Closing, (a) Company shall deliver to Parent a single certificate in definitive form representing the number of Company Shares designated by Parent in its Exercise Notice consistent with this Agreement, such certificate to be registered in the name of Parent and to bear the legend set forth in Section 9 hereof, against delivery of (b) payment by Parent to Company of the aggregate Exercise Price for the Company Shares so designated and being purchased by delivery of a certified check, bank check or wire transfer of immediately available funds.

     5. Representations and Warranties of the Company. Company represents and warrants to Parent that: (a) Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (b) the execution and delivery of this Agreement by Company and consummation by Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of


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Company and no other corporate proceedings on the part of Company are necessary to authorize this Agreement or any of the transactions contemplated hereby; (c) this Agreement has been duly executed and delivered by Company and, assuming the due execution and delivery thereof by Parent, constitutes a legal, valid and binding obligation of Company and, assuming this Agreement constitutes a legal, valid and binding obligation of Parent, is enforceable against Company in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity; (d) except for any filings, authorizations, approvals or orders required under the HSR Act, Company has taken all necessary corporate and other action to authorize and reserve for issuance and to permit it to issue upon exercise of the Option, and at all times from the date hereof until the termination of the Option will have reserved for issuance, a sufficient number of unissued Company Shares for Parent to exercise the Option in full and will take all necessary corporate or other action to authorize and reserve for issuance all additional Company Shares or other securities which may be issuable pursuant to Section 7(a) upon exercise of the Option, all of which, upon their issuance and delivery in accordance with the terms of this Agreement and payment therefor by Parent, will be validly issued, fully paid and nonassessable; (e) upon delivery of the Company Shares and any other securities to Parent upon exercise of the Option, Parent will acquire such Company Shares or other securities free and clear of all claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever; (f) the execution and delivery of this Agreement by Company do not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the Articles of Incorporation or Bylaws of the Company, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which they or any of their respective properties is bound or affected or (iii) except to the extent it will not interfere with or prevent Company in any way from performing all of its obligations hereunder, result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Company's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a material Encumbrance on any of the material properties or assets of Company or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, concession, or other instrument or obligation to which Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or its or any of their respective assets are bound or affected; and
(g) the execution and delivery of this Agreement by Company does not, and the performance of this Agreement by Company will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Entity, except pursuant to the HSR Act.

     6.   Registration Rights

          (a) Following the occurrence of an Exercise Event, Parent (sometimes referred to herein as the "HOLDER") may by written notice (a "REGISTRATION NOTICE") to Company (the "REGISTRANT") request the Registrant to register under the Securities Act all or any part of the shares acquired by the Holder pursuant to this Agreement (such shares requested to be registered the "REGISTRABLE SECURITIES") in order to permit the sale or other disposition of such shares; provided, however, that any such Registration Notice must relate to a number of shares equal to


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at least 2% of the outstanding shares of Common Stock of the Registrant and that any rights to require registration hereunder shall terminate with respect to any shares that may be sold pursuant to Rule 144(k) under the Securities Act or at such time as all of the Registrable Securities may be sold in any three month period pursuant to Rule 144 under the Securities Act. Upon receipt of a Registration Notice, the Registrant shall use all reasonable efforts to effect, as promptly as practicable, the registration under the Securities Act of the Registrable Securities requested to be registered in the Registration Notice; provided, however, that (i) the Holder shall not be entitled to more than an aggregate of two effective registration statements hereunder (provided that if the Registrant withdraws a filed registration statement at the request of the Holder (other than as the result of a material change in the Registrant's business or the Holder's learning of new material information concerning the Registrant), then such filing shall be deemed to have been an effective registration for purposes of this clause (i)), and (ii) the Registrant will not be required to maintain the effectiveness of any such registration statement for a period greater than 90 days. If consummation of the sale of any Registrable Securities pursuant to a registration hereunder does not occur within 180 days after the filing with the SEC of the initial registration statement therefor, the provisions of this Section 6 shall again be applicable to any proposed registration. The Registrant shall use all reasonable efforts to cause any Registrable Securities registered pursuant to this Section 6 to be qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder may reasonably request and shall continue such registration or qualification in effect in such jurisdictions until the Holder has sold or otherwise disposed of all of the securities subject to the registration statement; provided, however, that the Registrant shall not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision. In the event that, following the occurrence of an Exercise Event, Company enters into (with the approval of Company's Board of Directors) any bona fide, definitive agreement with any third party (a "TRANSACTION AGREEMENT") providing for the consummation of any transaction (a "TRANSACTION"), and such Transaction Agreement provides, upon the consummation of the Transaction, for the registration of the Option Shares then outstanding (or issuable upon a subsequent exercise of the Option) or for issuance of other securities in exchange for such Option or Option Shares that may, promptly after the consummation of the Transaction (or the exercise of this Option after such consummation to the extent that the Option is exercised after such consummation) be freely resold by Parent without any restrictions under applicable state or U.S. federal securities laws (including without limitation volume of sale restrictions or other limitations imposed by Rule 144 or Rule 145 under the Securities Act), then during the period beginning on the date that the Company enters into such a Transaction Agreement and ending on the earlier of (a) the date that such Transaction Agreement is terminated and (b) the one hundred and twentieth (120th) day following the date on which the Company enters into such a Transaction Agreement, the Company may elect, upon written notice to Parent delivered at any time during such period, not to proceed with the registration of any Registrable Securities under this Section 6(a); provided, however, that the Company may only make one such election.

          (b) The registration rights set forth in this Section 6 are subject to the condition that the Holder shall provide the Registrant with such information with respect to the Holder's Registrable Securities, the plan for distribution thereof, and such other information with respect to the Holder as, in the reasonable judgment of counsel for the Registrant, is necessary to


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enable the Registrant to include in a registration statement all material facts required to be disclosed with respect to a registration thereunder, including the identity of the Holder and the Holder's plan of distribution.

          (c) A registration effected under this Section 6 shall be effected at the Registrant's expense, except for underwriting discounts and commissions and the fees and expenses of counsel to the Holder, and the Registrant shall use all reasonable efforts to provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings and as such underwriters may reasonably require. In connection with any registration, the Holder and the Registrant agree to enter into an underwriting agreement reasonably acceptable to each such party, in form and substance customary for transactions of this type with the underwriters participating in such offering.

          (d)  Indemnification

               (i) The Registrant will indemnify the Holder, each of its directors and officers and each person who controls the Holder within the meaning of Section 15 of the Securities Act, and each underwriter of the Registrant's securities, with respect to any registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Registrant of any rule or regulation promulgated under the Securities Act applicable to the Registrant in connection with any such registration, qualification or compliance, and the Registrant will reimburse the Holder and, each of its directors and officers and each person who controls the Holder within the meaning of Section 15 of the Securities Act, and each underwriter for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Registrant will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Registrant by the Holder or director or officer or controlling person or underwriter seeking indemnification, provided, however, that the indemnity agreement contained in this subsection 6(e)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Registrant, which consent shall not be unreasonably withheld.

               (ii) The Holder will indemnify the Registrant, each of its directors and



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officers and each underwriter of the Registrant's securities covered by such registration statement and each person who controls the Registrant within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of any rule or regulation promulgated under the Securities Act applicable to the Holder in connection with any such registration, qualification or compliance, and will reimburse the Registrant, such directors, officers or control persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Registrant by the Holder expressly for use therein, provided that in no event shall any indemnity under this Section 6(e) exceed the gross proceeds of the offering received by the Holder and provided further that the indemnity agreement contained in this subsection 6(e)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

               (iii) Each party entitled to indemnification under this Section 6(e) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of the Indemnified Party by counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6(e) unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be required to indemnify any Indemnified Party with respect to any settlement entered into without such Indemnifying Party's prior consent (which shall not be unreasonably withheld).


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     7.   Representations and Warranties of Parent

          (a) Investment Purpose. Any Option Shares Parent acquires pursuant to this Option will be acquired for Parent's own account, and no one else will have any interest in such Option Shares. Parent will acquire Option Shares for investment purposes only, and not with a view to any resale or distribution thereof, and will not sell any of the Option Shares purchased pursuant to this Agreement except in compliance with state and federal securities law. Parent acknowledges that, as of the date of this Agreement, the Option Shares have not been registered under federal or state law and may not be resold without registration under state and federal securities laws or applicable exemptions from such registration requirements. Parent also acknowledges that the Company is relying on these representations, warranties and covenants for purposes of determining whether Parent is eligible to receive this Option or purchase any Option Shares without registration under applicable state and federal securities laws.

          (b) Ability to Bear Risk; Sophistication; Access to Information. Parent represents, warrants and covenants that Parent will be able to bear the economic risk of any investment in the Option Shares for an indefinite period. In addition, Parent represents, warrants and covenants that at the time Parent exercises this Option, Parent, or Parent's financial advisor, will have such knowledge and experience in financial and business matters that Parent will be capable of evaluating the merits and risks of the prospective investment in the Option Shares. In addition, Parent represents, warrants and covenants that at the time Parent exercises this Option, Parent will have, or Parent's financial advisor will have, carefully reviewed all of the information regarding the Company, access to which will be accorded to Parent, and Parent will be thoroughly familiar with the business, operations, properties, financial condition, results of operations, prospects and risks of the Company and its business by virtue of Parent's review and of Parent's relationship with the Company and will have discussed with officers of the Company any questions Parent may have with respect to the Company or its securities.

          (c) Opinion of Counsel for Transfers. Parent will not dispose of all or any part of or any interest in this Option or any of the Option Shares Parent acquires upon exercise of this Option, or encumber, pledge, hypothecate, sell or transfer this Option, any of such Option Shares or any interest therein, unless Parent furnishes the Company, upon it's request, with an opinion of counsel in form and substance satisfactory to the Company to the effect that the disposition will not require registration of this Option or any of the Option Shares. The Company may refuse to transfer this Option or any Option Shares if it believes that such transfer will require registration or qualification of the Option Shares under any securities laws or result in a breach of any of Parent's representations, warranties or covenants in this Agreement.

     8.   Adjustment Upon Changes in Capitalization; Rights Plans

          (a) In the event of any change in the Company Shares by reason of stock dividends, stock splits, reverse stock splits, mergers (other than the Company Merger), recapitalizations, combinations, exchanges of shares and the like, the type and number of shares or securities subject to the Option and the Exercise Price shall be adjusted appropriately, and

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proper provision shall be made in the agreements governing such transaction so that Parent shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Parent would have received in respect of the Company Shares if the Option had been exercised immediately prior to such event or the record date therefor, as applicable.

          (b) Prior to such time as the Option is terminated, and at any time after the Option is exercised (in whole or in part, if at all), Company shall not (i) adopt (nor permit the adoption of) a Rights Agreement (as defined in the Merger Agreement) that contains provisions for the distribution or exercise of rights thereunder as a result of Parent or any affiliate or transferee of Parent being the beneficial owner of shares of Company by virtue of the Option being exercisable or having been exercised (or as a result of beneficially owning shares issuable in respect of any Option Shares), or (ii) take any other action which would prevent or disable Parent from exercising its rights under this Agreement or enjoying the full rights and privileges possessed by other holders of Company Common Stock generally.

     9. Surrender of Option. If, at any time after the occurrence of an Exercise Event and prior to the termination of the Option, any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) other than Parent, Merger Sub 1, Merger Sub 2 and their affiliates (an "ACQUIRING PERSON") (a) acquires beneficial ownership of more than a 50% interest in the total outstanding voting securities of Company or any of its subsidiaries (provided, however, that no exercise by a shareholder of the Company as of the date of this Agreement of any Company Options that are outstanding and held by such shareholder as of the date of this Agreement shall be deemed to cause a person to be the beneficial owner of such interest of more than 50%) or (b) shall have entered into an agreement with Company for, or shall have effected, a merger, consolidation, business combination or similar transaction involving Company, or any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than 50% of the assets of Company, then Parent may, at its sole option and upon Parent's written request to Company, surrender the Option to Company in exchange for the payment by Company to Parent in immediately available funds of an amount equal to the product of: (x) the excess, if any, of (i) the closing sale price of Company Common Stock on the Nasdaq National Market on the trading day immediately preceding the date of such request over (ii) the Exercise Price, multiplied by
(y) the total number of Option Shares as to which the Option has not theretofore been exercised. Upon the delivery by Parent to Company of a surrender request, each party shall take all actions necessary to consummate such surrender transaction as expeditiously as possible. Upon exercise of its right to surrender the Option or any portion thereof and full payment therefor to Parent pursuant to this Section 8, any and all rights of Parent with respect to the portion of the Option so surrendered shall be terminated.

     10. Restrictive Legends. Each certificate representing Option Shares issued to Parent hereunder (other than certificates representing shares sold in a registered public offering






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pursuant to Section 6) shall include a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF THE COMPANY RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO IT, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

     11. Listing and HSR Filing. The Company, upon the request of Parent, shall promptly file an application to list the Company Shares to be acquired upon exercise of the Option for quotation on the Nasdaq National Market and shall use its reasonable efforts to obtain approval of such listing as promptly as practicable. Promptly after the date hereof, each of the parties hereto shall promptly file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice all required premerger notification and report forms and other documents and exhibits required to be filed under the HSR Act to permit the acquisition of the Company Shares subject to the Option at the earliest possible date.

     12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement.

     13. Specific Performance. The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action shall be brought in equity to enforce the provisions of the Agreement, neither party will allege, and each party hereby waives the defense, that there is an adequate remedy at law.

     14.  Entire Agreement. This Agreement and the Merger Agreement
(including the appendices and exhibits thereto) constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     15. Further Assurances. Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate as promptly as practicable the transactions contemplated hereby.

     16. Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     17. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (1) when delivered personally, (2) on the date delivery is made if sent by commercial delivery service, (3) five business days after being mailed if mailed by registered or certified mail (postage prepaid, return receipt requested, or (4) on the date sent if sent via facsimile, telegraph or telex (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

          (a)      if to Parent, to:

                   If sent by registered or certified mail, to:

                   Intuit Inc.
                   Attn:  General Counsel
                   Legal Dept.
                   P.O. Box 7850
                   Mountain View, CA 94039-7850
                   Fax No.  (650) 944-6622

                   If personally delivered or delivered by commercial delivery service, to:

                   Intuit Inc.
                   Attn:  General Counsel
                   Legal Dept.
                   2550 Garcia Avenue
                   Mountain View, CA 94043
                   Fax No.  (650)-944-6622

                   with a copy to:

                   Fenwick & West LLP
                   Two Palo Alto Square
                   Palo Alto, California 94306
                   Attention:   Gordon K. Davidson
                                Michael J. Patrick
                   Fax No. (650) 494-1417

          (b)      if to Company, to:

                   Rock Financial Corporation
                   30600 Telegraph Road, Fourth Floor
                   Bingham Farms, MI  48025
                   Attention:  President
                   Fax No.  (248) 723-7220

                   with a copy to:

                   Honigman Miller Schwartz and Cohn
                   2290 First National Building
                   Detroit, Michigan 48226-3583
                   Attention: Alan S. Schwartz and Robert J. Krueger Fax No.(313) 465-7575

     17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

     18. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

     19. Expenses. Except as otherwise expressly provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

     20. Amendments; Waiver. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

     21. Assignment. Neither party hereto may sell, transfer, assign or otherwise dispose of this Agreement or any of its rights or obligations under this Agreement or the Option created hereunder to any other person, without the express written consent of the other party. Any purported assignment in violation of this Section shall be void. The rights and obligations hereunder shall inure to the benefit of and be binding upon any permitted successor of a party hereto.

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     22.  WAIVER OF JURY TRIAL. EACH OF PARENT AND COMPANY HEREBY IRREVOCABLY
WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT OR COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.











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                                       13

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

                                    ROCK FINANCIAL CORPORATION


                                    By:
                                        ----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------



                                    INTUIT INC.


                                    By:
                                        ----------------------------------------


                                    Name:
                                         ---------------------------------------


                                    Title:
                                          --------------------------------------

























                   [SIGNATURE PAGE TO STOCK OPTION AGREEMENT]